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                                                                   EXHIBIT 10.41


                           MASTER PURCHASE AGREEMENT

          THIS MASTER PURCHASE AGREEMENT, dated as of July 31, 1998 (this "Agreement"), by and between EQUALNET COMMUNICATIONS CORP., a Texas corporation (the "Company"), and GENESEE FUND LIMITED - PORTFOLIO B, a British Virgin Islands corporation, WILLIS GROUP, LLC, a Texas limited liability company and ADVANTAGE FUND LIMITED, a British Virgin Islands corporation (the "Buyers").

                                  WITNESSETH:

          WHEREAS, in connection with this Agreement, the Company and each of the Buyers are entering into Note Purchase Agreements (the "Note Purchase Agreements"), Note Purchase and Exchange Agreements (the "Note Purchase and Exchange Agreements"), 6% Senior Secured Convertible Notes due 2001 and Registration Rights Agreements, each dated as of the date hereof (collectively, the "Transaction Agreements");

          WHEREAS, the Company and the Buyers are executing and delivering this Agreement and the Transaction Agreements as part of a loan to the Company in the aggregate original principal amount of $2,800,000;

          WHEREAS, it is the intent of the Company and each of the Buyers that this Agreement and each of the Transaction Agreements shall constitute one single agreement;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and in the Transaction Agreements and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Contemporaneous Execution. This Agreement and the Transaction Agreements shall not become effective until (i) this Agreement and (ii) each Transaction Agreement has been duly and validly executed by each of the parties hereto and thereto, as the case may be.

2. Contemporaneous Closing. The closing of the transactions contemplated by each of the Note Purchase Agreements and the Note Purchase and Exchange Agreements shall be conditioned upon the satisfaction of all of the conditions precedent to the closing of each of the other Note Purchase Agreements and Note Purchase and Exchange Agreements.


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          IN WITNESS WHEREOF, this Agreement has been duly executed by the
Company and each of the Buyers by their respective officers or other representatives thereunto duly authorized as of July 31, 1998.

                                   COMPANY:

                                   EQUALNET COMMUNICATIONS CORP.


                                   By: /s/ Mitchell Bodian
                                       ----------------------------
                                       Name:  Mitchell Bodian
                                              ---------------------
                                       Title: President
                                              ---------------------


                                   BUYERS:

                                   WILLIS GROUP, LLC


                                   By: /s/ Mark Willis
                                       ----------------------------
                                       Name:  Mark Willis
                                              ---------------------
                                       Title: President
                                              ---------------------


                                   GENESEE FUND LIMITED -
                                   PORTFOLIO B


                                   By: /s/ W.R. Weber
                                       ----------------------------
                                       Name:  W.R. Weber
                                              ---------------------
                                       Title: President
                                              ---------------------


                                   ADVANTAGE FUND LIMITED


                                   By: /s/ W.R. Weber
                                       ----------------------------
                                       Name:  W.R. Weber
                                              ---------------------
                                       Title: President
                                              ---------------------


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